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                                                                    EXHIBIT 99.2
[PHILADELPHIA CONSOLIDATED HOLDING CORP. LOGO]

[PHILADELPHIA CONSOLIDATED HOLDING CORP. LETTERHEAD]
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                    PHILADELPHIA CONSOLIDATED HOLDING CORP.
                             FIRST QUARTER RESULTS
                                 MARCH 31, 1998

APRIL 16, 1998 PRESS RELEASE
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Bala Cynwyd, PA--Philadelphia Consolidated Holding Corp. (PHLY-NASDAQ) today reported net income for the first quarter ended March 31, 1998 increased 25.0% to $4.5 million ($0.30 diluted earnings per share and $0.37 basic earnings per share) vs. $3.6 million ($0.25 diluted earnings per share and $0.30 basic earnings per share) for the same period in 1997. The Company's combined ratio for the current quarter was 85.7% vs. 86.8% for the same quarter in 1997. Gross written premiums, excluding involuntary plans, increased 17.2% in the quarter to $40.3 million vs. $34.4 million in the first quarter 1997. Shareholders' equity grew to $119.7 million ($9.74 per outstanding common share) as of 3/31/98 from $111.3 million ($9.09 per outstanding common share) at 12/31/97. Additionally, the insurance subsidiaries' rating was upgraded by A.M. Best Company to "A+" (Superior) from "A" (Excellent) and Standard & Poor's reaffirmed its "A" rating for the insurance subsidiaries.

James J. Maguire, Chairman, President & CEO said "The first quarter developed nicely with 90% retention of existing accounts and a good spread of new business. The Preferred Agent Program is also developing as planned with four new contracts executed during the quarter."

Philadelphia Insurance Companies, rated "A+ (Superior)" by A.M. Best Company, and "A" by Standard & Poor's, markets and underwrites specialty property and casualty insurance products through 38 proprietary underwriting offices across the U.S. of A.


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            PHILADELPHIA CONSOLIDATED HOLDING CORP. AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS
                       (IN THOUSANDS, EXCEPT SHARE DATA)



                                                                                                As of
                                                                                  ----------------------------------
                                                                                    March 31,           December 31,
                                                                                      1998                  1997
                                                                                  -----------           ------------
                                                                                  (Unaudited)
                         ASSETS
INVESTMENTS:
  FIXED MATURITIES AVAILABLE FOR SALE AT MARKET
    (AMORTIZED COST $181,518 AND $165,052)......................................    $186,847              $170,678
  EQUITY SECURITIES AT MARKET (COST $29,836
    AND $29,501)................................................................      53,205                46,988
                                                                                  -----------           ------------
      TOTAL INVESTMENTS.........................................................     240,052               217,666

  CASH AND CASH EQUIVALENTS.....................................................       8,337                11,933
  ACCRUED INVESTMENT INCOME.....................................................       2,488                 2,786
  PREMIUMS RECEIVABLE...........................................................      16,753                15,269
  PREPAID REINSURANCE PREMIUMS AND REINSURANCE
    RECEIVABLES.................................................................      18,432                18,573
  DEFERRED ACQUISITION COSTS....................................................      11,932                10,970
  PROPERTY AND EQUIPMENT........................................................       5,901                 5,797
  OTHER ASSETS..................................................................       7,250                 5,132
                                                                                  -----------           ------------
      TOTAL ASSETS..............................................................    $311,145              $288,126
                                                                                  ===========           ============

          LIABILITIES AND SHAREHOLDERS' EQUITY
POLICY LIABILITIES AND ACCRUALS:
  UNPAID LOSS AND LOSS ADJUSTMENT EXPENSES......................................    $128,081              $122,430
  UNEARNED PREMIUMS.............................................................      44,964                42,116
                                                                                  -----------           ------------
      TOTAL POLICY LIABILITIES AND ACCRUALS.....................................     173,045               164,546
  PAYABLE FOR SECURITY PURCHASES................................................       4,895                    --
  OTHER LIABILITIES.............................................................       5,803                 7,948
  DEFERRED INCOME TAXES.........................................................       6,130                 4,348
  INCOME TAXES PAYABLE..........................................................       1,571                    --
                                                                                  -----------           ------------
      TOTAL LIABILITIES..........................................................    191,444               176,842
                                                                                  -----------           ------------

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' EQUITY:
  PREFERRED STOCK $.01 PAR VALUE,
      10,000,000 SHARES AUTHORIZED,
      NONE ISSUED AND OUTSTANDING...............................................
  COMMON STOCK, NO PAR VALUE,
      50,000,000 SHARES AUTHORIZED, 12,284,870 AND
      12,242,431 SHARES ISSUED AND OUTSTANDING..................................      43,386                42,788
  NOTES RECEIVABLE FROM SHAREHOLDERS............................................      (1,752)               (1,422)
  UNREALIZED INVESTMENT APPRECIATION
     (DEPRECIATION), NET OF DEFERRED INCOME TAXES...............................      18,654                15,023
  RETAINED EARNINGS.............................................................      59,413                54,895
                                                                                  -----------           ------------
      TOTAL SHAREHOLDERS' EQUITY................................................     119,701               111,284
                                                                                  -----------           ------------
      TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY.................................   $311,145              $288,126
                                                                                  ===========           ============



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            PHILADELPHIA CONSOLIDATED HOLDING CORP. AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF OPERATIONS
                 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)
                                  (Unaudited)


                                                                      For the Three Months
                                                                         Ended March 31,
                                                                    ------------------------

                                                                       1998          1997
                                                                    -----------  -----------
REVENUE:
     GROSS EARNED PREMIUMS ........................................ $    37,466  $    32,617
     CEDED EARNED PREMIUMS ........................................     (10,551)     (10,229)
                                                                    -----------  -----------
     NET EARNED PREMIUMS ..........................................      26,915       22,388
     NET INVESTMENT INCOME ........................................       2,700        2,211
     NET REALIZED INVESTMENT GAIN .................................           3           28
     OTHER INCOME .................................................          57           57
                                                                    -----------  -----------
          TOTAL REVENUE ...........................................      29,675       24,684
                                                                    -----------  -----------

LOSSES AND EXPENSES:
     LOSS AND LOSS ADJUSTMENT EXPENSES ............................      16,064       13,385
     NET REINSURANCE RECOVERIES ...................................      (1,206)        (904)
                                                                    -----------  -----------
     NET LOSS AND LOSS ADJUSTMENT EXPENSES ........................      14,858       12,481
     ACQUISITION COSTS AND OTHER UNDERWRITING EXPENSES ............       8,219        6,946
     OTHER OPERATING EXPENSES .....................................         533          523
                                                                    -----------  -----------
          TOTAL LOSSES AND EXPENSES ...............................      23,610       19,950
                                                                    -----------  -----------

INCOME BEFORE INCOME TAXES ........................................       6,065        4,734
                                                                    -----------  -----------

INCOME TAX EXPENSE (BENEFIT):
     CURRENT ......................................................       1,720        1,562
     DEFERRED .....................................................        (173)        (450)
                                                                    -----------  -----------
          TOTAL INCOME TAX EXPENSE ................................       1,547        1,112
                                                                    -----------  -----------
          NET INCOME .............................................. $     4,518  $     3,622
                                                                    ===========  ===========

PER AVERAGE SHARE DATA:
     BASIC EARNINGS PER SHARE(1) ..................................       $0.37        $0.30
                                                                    ===========  ===========
     DILUTED EARNINGS PER SHARE(1) ................................       $0.30        $0.25
                                                                    ===========  ===========

WEIGHTED-AVERAGE COMMON SHARES OUTSTANDING(1) .....................  12,262,983   12,133,216
WEIGHTED-AVERAGE SHARE EQUIVALENTS OUTSTANDING(1) .................   2,790,988    2,570,174
                                                                    -----------  -----------
WEIGHTED-AVERAGE SHARES AND SHARE EQUIVALENTS OUTSTANDING(1) ......  15,053,971   14,703,390
                                                                    ===========  ===========


(1) 1997 restated to reflect a two for one split of the Company's common stock distributed in November 1997.